ELITE ACCESS BROKERAGE EDITION (06/19) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650NY) INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660NY) Home Office: Purchase, NY 10577 Jackson National Life Insurance Company www.jackson.com of New York First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-599-5651 Fax: 888-576-8383 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Good Order Checklist for Social Security Number or Tax ID Number Phone Number (include area code) additional requirements. Country of Residence If U.S. U.S. Citizen Yes No Sex Male Female citizenship is not selected, Date of Birth (mm/dd/yyyy) Email Address (print clearly) and a Social Security Number with a U.S. address is First Name Middle Name Last Name listed, along with the absence of any other foreign Non-Natural Owner/Entity Name (if applicable) indicator, Jackson National Life Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Insurance Company of New York (Jackson of NY) Physical Address City State ZIP will assume an active U.S. citizenship status. Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP NVDA 650BE 04/19 Page 1 of 11 NV7873 06/19

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint Annuitant Complete this section if Social Security Number Date of Birth (mm/dd/yyyy) different than Joint Annuitant Not Applicable Joint Owner. If Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 650BE 04/19 Page 2 of 11 NV7873 06/19

LONG-TERM SMART Beneficiary(ies) Percentage of It is required for Primary Sex Male Female % Death Benefit Good Order that the Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Percentage of Death Benefit be whole First Name Middle Name Last Name numbers and must total 100% for each beneficiary Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) type. If Percentage of Death Benefit is Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 left blank, all beneficiaries will receive equal shares. Physical Address City State ZIP Percentage of Please use form Primary Contingent Sex Male Female % N3041 for Death Benefit additional Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner beneficiaries. First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 650BE 04/19 Page 3 of 11 NV7873 06/19

LONG-TERM SMART Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (NV4370) may *Tax Contribution Year(s) and Amounts: be required if a Stretch Annuity Year: $ Year: $ Type is elected. Premium Payment External Select method of payment and note approximate amount: Transfers: The Request for Check Attached $ Check In Transit $ Wire $ Transfer or Exchange of Assets form (N3783) must Anticipated total amount from internal transfer(s) $ be submitted if Jackson of NY is to request the Anticipated total amount from external transfer(s) to be requested by Jackson of NY $ release of funds. Anticipated total amount from external transfer(s) to be requested by Advisor or Owner (Jackson of NY will NOT request funds) $ For more than two account transfers, If Jackson of NY is NOT requesting funds, please provide the following information: please provide Transfer Anticipated account Company releasing funds Account number Maturity date type transfer amount information on the Letter of Full $ Instruction form Partial (N4250) and submit with application. Full $ Partial Statement Regarding Replacement of Existing Policies or Annuity Contracts It is required for Good Order that this entire section be Do you intend to replace an existing life insurance policy or annuity contract? No Yes completed. If replacing, Jackson of NY pre-assigned Contract number: please provide the Jackson of NY Please complete all necessary forms as required by New York Regulation 60. pre-assigned Contract number. Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. NVDA 650BE 04/19 Page 4 of 11 NV7873 06/19

LONG-TERM SMART Premium Allocation Tell us how you % Traditional Investments % Traditional Investments % Traditional Investments want your annuity Equity Investments Equity Investments International (cont. from previous column) Premiums JNL Multi-Manager (cont. from previous column) invested. Whole Mid Cap (663) JNL/Mellon S&P 1500 JNL/Franklin Templeton percentages Growth Index International Small JNL Multi-Manager (366) only. TOTAL Cap (250) ALLOCATION Small Cap Growth (116) JNL/Mellon S&P 1500 JNL/GQG Emerging MUST EQUAL JNL Multi-Manager Value Index (367) Markets Equity (675) 100%. Small Cap Value (208) JNL/Mellon Small Cap Index (128) JNL/Harris Oakmark JNL/American Funds Global Equity (656) Growth (395) JNL/PPM America JNL/Invesco China-India Total number Mid Cap Value (293) JNL/American Funds (273) of allocation Growth-Income (342) JNL/T. Rowe Price selections may Established Growth (111) JNL/Invesco International not exceed 99. JNL/AQR Large Cap Growth (113) Defensive Style (699) JNL/T. Rowe Price Value (149) JNL/Lazard Emerging JNL/ClearBridge Markets (077) Large Cap Growth (364) JNL/Vanguard Capital Growth (373) JNL/Lazard International JNL/DFA Strategic Equity (630) U.S. Core Equity (115) JNL/Vanguard Equity Income (374) JNL/Loomis Sayles Certain JNL/DFA Global Growth (689) broker-dealers U.S. Small Cap (612) JNL/Vanguard U.S. Stock Market Index (668) JNL/Mellon Emerging may limit the JNL/Franklin Templeton Investment Markets Index (349) Income (075) JNL/WMC Balanced Divisions and (104) JNL/Mellon International Fixed Account JNL/Invesco Index (129) Options Diversified Dividend (365) % Traditional Investments JNL/Mellon MSCI World available under JNL/Invesco the Contract. International Index (183) Small Cap Growth (195) Please see JNL Multi-Manager JNL/Oppenheimer Client JNL/JPMorgan International Emerging Markets Acknowledg- MidCap Growth (101) Innovator (657) Small Cap (686) ments on pages JNL/The London Company 9 and 10. JNL/American Funds Capital JNL/Vanguard Focused U.S. Equity (639) Income Builder (685) International (375) JNL/Mellon Dow Index JNL/American Funds JNL/Vanguard International (145) Global Growth (638) Stock Market Index (670) JNL/Mellon Equity Income JNL/American Funds JNL/WCM (606) International (343) Focused International Equity (640) JNL/Mellon Nasdaq 100 JNL/BlackRock Advantage Index (222) International (700) JNL/Mellon S&P 400 JNL/Causeway International MidCap Index (124) Value Select (126) JNL/Mellon S&P 500 JNL/DFA International Index (123) Core Equity (701) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. NVDA 650BE 04/19 Page 5 of 11 NV7873 06/19

LONG-TERM SMART Premium Allocation (continued from page 5) % Traditional Investments % Traditional Investments % Traditional Investments Total number of allocation Sector Specialty Fixed Income selections may JNL/Mellon Communication JNL/DoubleLine Shiller JNL/Crescent not exceed 99. Services Sector (191) Enhanced CAPE (659) High Income (660) JNL/Mellon Consumer JNL/Mellon Index 5 JNL/DoubleLine Discretionary Sector (185) (242) Core Fixed Income (127) JNL/Mellon Consumer JNL/Mellon MSCI KLD 400 JNL/DoubleLine Emerging Staples Sector (368) Social Index (667) Markets Fixed Income (661) Tell us how you JNL/Mellon Energy Sector JNL/Morningstar Wide JNL/DoubleLine want your (190) Moat Index (690) Total Return (636) annuity JNL/Mellon Financial JNL/RAFI Multi-Factor JNL/Franklin Templeton Premiums Sector (189) Global Multisector invested. Whole U.S. Equity (703) percentages JNL/Mellon Healthcare JNL/RAFI Fundamental Bond (348) only. TOTAL Sector (188) U.S. Small Cap (702) JNL/Goldman Sachs ALLOCATION JNL/Mellon Industrials JNL/RAFI Fundamental Emerging Markets MUST EQUAL Sector (369) Europe (299) Debt (059) 100%. JNL/Mellon Information JNL/RAFI Fundamental JNL/JPMorgan U.S. Government & Technology Sector (187) Asia Developed (298) Quality Bond (109) JNL/Mellon Materials JNL/S&P 4 JNL/Mellon Bond Index Sector (370) (292) (133) JNL/Mellon Real Estate JNL/S&P Competitive JNL/Neuberger Berman Sector (371) Advantage (274) Strategic Income (361) JNL/Mellon Utilities JNL/S&P Dividend JNL/PIMCO Income Sector (635) Income & Growth (278) (372) JNL/S&P International 5 (654) JNL/PIMCO Investment Grade Credit Bond (604) JNL/S&P Intrinsic Value (279) JNL/PIMCO Real Return (078) JNL/S&P Mid 3 (363) JNL/PPM America Floating Rate Income (346) JNL/S&P Total Yield (280) JNL/PPM America High Yield Bond (136) JNL/PPM America Total Return (662) JNL/Scout Unconstrained Bond (648) JNL/T. Rowe Price Short-Term Bond (076) JNL/Vanguard Global Bond Market Index (671) JNL/WMC Government Money Market (107) PREMIUM ALLOCATIONS CONTINUED ON PAGE 7. NVDA 650BE 04/19 Page 6 of 11 NV7873 06/19

LONG-TERM SMART Premium Allocation (continued from pages 5 and 6) % Alternative Investments % Tactically Managed Strategies % Asset Allocation Tell us how you (cont. from previous column) want your Alternative Assets JNL iShares Tactical JNL/American Funds annuity JNL/BlackRock Global Moderate (389) Premiums Moderate Growth JNL iShares Tactical invested. Whole Natural Resources (066) Allocation (357) Moderate Growth (390) percentages JNL/First State JNL/American Funds only. TOTAL Global Infrastructure (347) JNL iShares Tactical Growth Allocation (358) ALLOCATION JNL/Heitman U.S. Focused Growth (391) JNL/DFA MUST EQUAL Real Estate (687) JNL/BlackRock Moderate Growth 100%. JNL/Invesco Global Allocation (345) Allocation (665) Global Real Estate (206) JNL/FPA + DoubleLine JNL/DFA JNL/Neuberger Berman Flexible Allocation (305) Growth Allocation (664) Total number Commodity Strategy (643) JNL/JPMorgan Global JNL/Vanguard of allocation JNL/VanEck Allocation (644) Moderate ETF selections may International Gold (615) Allocation (672) not exceed 99. JNL/T. Rowe Price Capital Appreciation (637) JNL/Vanguard % Alternative Strategies Moderate Growth ETF Allocation (673) JNL Multi-Manager % Risk Management Strategies Alternative (655) JNL/Vanguard JNL/T. Rowe Price Growth ETF JNL/AQR Managed Volatility Allocation (674) Large Cap Relaxed Balanced (647) Constraint Equity (068) % Fixed Account Options * JNL/AQR % Asset Allocation Managed Futures *Not available if the Liquidity Option JNL Institutional is selected. Strategy (379) Alt 50 (303) 1-Year (NOT AVAILABLE) JNL/Boston Partners JNL Institutional Global Long Short Alt 100 (388) Equity (653) 3-Year (NOT AVAILABLE) JNL Conservative JNL/Eaton Vance Allocation (380) Global Macro Absolute 5-Year JNL Moderate Return Advantage (629) (045) Allocation (381) JNL/FAMCO Flex Core 7-Year JNL Moderate Covered Call (398) (047) Growth Allocation (070) JNL/JPMorgan NOTE: The Contract permits Jackson Hedged Equity (688) JNL Growth Allocation (071) of NY to restrict the amount of JNL/Neuberger Berman Premium payments into, and the Currency (614) JNL Aggressive amount and frequency of transfers Growth Allocation (072) between, into and from, any Fixed JNL/Nicholas Account Option; to close any Fixed Convertible Arbitrage (603) Account Option; and to require JNL/Westchester Capital transfers from a Fixed Account Option. Event Driven (658) Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives. NVDA 650BE 04/19 Page 7 of 11 NV7873 06/19

LONG-TERM SMART Systematic Investment (periodic premium reallocation program) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 9. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation Account Option (subject to section using the frequency and start date below. If both frequency and start date are left blank, Automatic availability) as Rebalancing will not be established. selected in the Premium Frequency: Monthly Quarterly Semiannually Annually Allocation section can participate in Automatic Start Date (mm/dd/yyyy): OR Immediately after issue Rebalancing. Other Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Systematic frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, Investment the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at Options may be which the transfer will occur does not always include this date, Jackson of NY will default the start date and all available. subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin Please see one frequency from the designated start date. Systematic Investment form (NV5485). Add-On Benefit May not be available in all states and once selected cannot be changed. Add-On Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Benefit: Acknowledgments on pages 9 and 10. Additional charges will Liquidity Option (Contract Form VA660NY) apply. Please see the Fixed Account Options are not available if Liquidity Option is selected. prospectus for details. Telephone/Electronic Authorization If no election is made, By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Jackson of NY Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between will default to investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, " No." from any Joint Owner, or from my (our) Advisor, subject to Jackson of NY's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No This authorization Jackson of NY has administrative procedures that are designed to provide reasonable assurances that is not extended telephone/electronic authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held to Authorized liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, Callers. subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (NV3982). Authorized Caller This If you want to authorize an individual other than your Advisor to receive Contract information via telephone and/or authorization in writing, please list that individual's information here. is not extended to Telephone/ First Name Middle Name Last Name Electronic Authorization. Social Security Number Date of Birth (mm/dd/yyyy) NVDA 650BE 04/19 Page 8 of 11 NV7873 06/19

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of Documents? Yes No of NY will default to Check the box(es) next to the types of documents you wish to receive electronically. If Electronic " No." Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports "ALL DOCUMENTS" Transaction confirmations Other Contract-related correspondence currently excludes quarterly My email address is: statements and tax documents. I (We) will notify the company of any new email address. Please provide This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of one email a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to address and electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service print clearly. Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for If you authorize Electronic electronic delivery of Contract-related correspondence. Delivery but do The computer hardware and software requirements that are necessary to receive, process and retain electronic not provide an communications that are subject to this consent are as follows: To view and download material electronically, you email address must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't or the address is illegible, already have Adobe Acrobat Reader, you can download it free from www.adobe.com. Electronic There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet Delivery will access and of such computer and related hardware and software as may be necessary for you to receive, process not be initiated. and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. CLIENT ACKNOWLEDGMENTS CONTINUED ON PAGE 10 NVDA 650BE 04/19 Page 9 of 11 NV7873 06/19

LONG-TERM SMART Client Acknowledgments (continued from page 9) 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Only applicable to Contracts with a Fixed Account Option.) 12. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson of NY to accept any electronic signature that I may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) advisor and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures Owner's Signature Date Signed (mm/dd/yyyy) State where signed It is required for Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed forms must be signed on or before the application Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) signature date. NVDA 650BE 04/19 Page 10 of 11 NV7873 06/19

LONG-TERM SMART Advisor Acknowledgments By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. 5. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Advisor #1 Signature Date Signed(mm/dd/yyyy) Jackson of NY Advisor No. Options Note: If no option is indicated, the designated First Name Middle Name Last Name default will be used. Email Address (print clearly) Business Phone Number (include area code) Extension Program Options* Percentage All Advisor certifications, A B C D E % licenses and trainings must be completed * NOTE: If Liquidity Option is selected, only Program Option E is available. prior to application execution. If more than one Advisor is participating in a Program Option on this case, please provide the additional Advisor names, Jackson of NY Advisor numbers and percentages for each (Advisor # 1-4 totaling 100%). If Percentage is Advisor Name #2 Jackson of NY Advisor No. Percentage left blank, all Advisors will % receive equal shares. Advisor Name #3 Jackson of NY Advisor No. Percentage % Advisor Name #4 Jackson of NY Advisor No. Percentage % Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency NVDA 650BE 04/19 Page 11 of 11 NV7873 06/19